TIP FUNDS

                   B2B E-Commerce Fund (the "E-Commerce Fund")
           Wireless & Communications Fund (the "Communications Fund")
                          Supplement dated July 3, 2001
                    to the Prospectus dated January 31, 2001
                           as supplemented May 1, 2001

This supplement provides new and additional information beyond that in the Prospectus and should be read in conjunction with the Prospectus.
         --------------------------------------------------------------

THE B2B E-COMMERCE FUND TO BECOME THE NEW ENTERPRISE FUND

At the May 18, 2001, TIP Funds Board of Trustees meeting, the Trustees voted to change the name of the B2B E-Commerce Fund to the New Enterprise Fund. The Trustees also approved a proposal to revise certain of the New Enterprise Fund's non fundamental investment policies. As a result, the New Enterprise Fund will no longer invest at least 65% of its assets in the common stocks of companies that engage in business-to-business ("B2B") electronic commerce. The New Enterprise Fund will pursue investments in companies with projected strong earnings growth across a variety of industries and sectors where new products and services are being developed and marketed. The New Enterprise Fund will generally invest in mid- to large-capitalization companies, though it may invest in companies of any size. We expect that these proposals will take effect on September 17, 2001. This non fundamental policy change does not require shareholder approval.

In addition, the Trustees voted, subject to shareholder approval, to revise a fundamental investment policy so that the Fund will no longer be required to concentrate at least 25% of its investments in companies operating in the B2B/electronic commerce industry. In connection with obtaining shareholder approval, a Special Meeting of the shareholders of the B2B E-Commerce Fund has been scheduled for September 13, 2001. At the Special Meeting, shareholders will be asked to approve the revision to the fundamental policy. If you are a shareholder of record as of July 20, 2001, you will be eligible to vote at the Special Meeting and will receive a proxy statement about the proposed fundamental policy change.

THE WIRELESS & COMMUNICATIONS FUND TO BE REORGANIZED INTO THE NEW ENTERPRISE
FUND

Also at the Board of Trustees meeting, the Trustees approved a proposal to reorganize the Wireless & Communications Fund with and into the New Enterprise Fund. A Special Meeting of the shareholders of the Wireless & Communications Fund has been scheduled for September 13, 2001. At the Special Meeting, shareholders will be asked to approve the Reorganization. If you are a shareholder of record as of July 20, 2001, you will be eligible to vote at the Special Meeting and will receive a proxy statement about the proposed Reorganization.
      --------------------------------------------------------------------

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

TUR-D-030-10